UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 14, 2014
Date of Report (Date of earliest event reported)

HYDROCARB ENERGY CORPORATION.
(Exact name of registrant as specified in its charter)

Nevada	000-53313	30-0420930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner, Suite 200, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(281) 408-4880
Registrant's telephone number, including area code

DUMA ENERGY CORP.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following board of directors provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Effective February 18, 2014 our new stock trading symbol will be HECC.  This coincides with our new corporate name HYDROCARB ENERGY CORPORATION also effective February 18, 2014.

We were advised of the new stock trading symbol on February 14, 2014 by FINRA.  Our name change is pursuant to a previously filed amendment to our articles if incorporation with an effective date of February 18, 2014.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUMA ENERGY CORP.

Date: February 14, 2014	/s/ Joel Seidner
Name: Joel Seidner
Secretary